ASSUMPTION REINSURANCE AGREEMENT
                                     BETWEEN
                         ACADIAN LIFE INSURANCE COMPANY
                                       AND
                    SECURITY NATIONAL LIFE INSURANCE COMPANY


THIS ASSUMPTION REINSURANCE AGREEMENT (this "Agreement") is made and entered into effective as of the 1st day of January, 2003 (the "Effective Date"), by and among ACADIAN LIFE INSURANCE COMPANY, a Louisiana insurance company ("Acadian"), ACADIAN FINANCIAL GROUP, INC., a Louisiana corporation ("AFG"), SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah insurance company ("Security National Life") and SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation ("Security National Financial").

                                   WITNESSETH:

WHEREAS, Acadian desires to reinsure with Security National Life all of Acadian's insurance policies listed and described in that certain coinsurance agreement (the "Coinsurance Agreement") dated December 17, 2002 (the "Execution Date"), between Acadian and Security National Life acquired from Gulf National Life Insurance in force and effect (including policies which may be lapsed subject to the right of reinstatement, policies not lapsed but in arrears, and policies in force and in effect as paid up and extended term policies) as of the Effective Date (hereinafter the "Reinsured Business"), subject to approval by the commissioner of insurance of the state of Louisiana (the "Commissioner"), upon the following terms and of conditions; and

WHEREAS, Acadian constitutes the sole operating subsidiary of AFG, and AFG desires to join in this Agreement to ratify and confirm the sale and reinsurance of Acadian's insurance business; and

WHEREAS,  Security  National  Life  is a  wholly-owned  subsidiary  of  Security
National Financial, and Security National Financial desires to join in this Agreement to ratify and confirm the assumption of the Reinsured Business by Security National Life;

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises,   covenants  and
agreements herein contained, the parties hereby agree as follows:

     1. Reinsurance Obligations of Security National Life. Subject to approval by the Commissioner, as provided for in Section 9 below, Acadian does hereby cede to Security National Life, and Security National Life does hereby assume, reinsure, and guarantee all of the insurance risks and contractual obligations of Acadian relating only to the Reinsured Business and included within the Master Policy List of Acadian as listed and described on the compact disk (CD) attached hereto as Schedule A, dated as of the Effective Date, which Schedule shall be attached to this Agreement on the Effective Date. Security National Life hereby agrees to pay all legal liabilities and obligations, including claims and commissions, of Acadian under or with respect to the Reinsured Business, arising on or after the Effective Date, in accordance with the terms and conditions of the policies included within the Reinsured Business. Security National Life hereby further covenants and agrees with Acadian and with each of the holders of policies included in the Reinsured Business, and with the beneficiaries thereof and/or their legal representatives and assigns, that effective as of the Effective Date, Security National Life will assume and carry out the several obligations of Acadian contained in the policies included in the Reinsured Business.

Security National Life covenants and agrees to issue a certificate of assumption for each policy in force included in the Reinsured Business, reinsuring the same according and subject to the terms and conditions thereof; provided, however, that Security National Life may be subrogated to and substituted for all rights, privileges and interests accruing under said policies included in the Reinsured Business, to the extent of the reinsurance agreed upon hereunder, and provided further that all obligations and liabilities hereby assumed by Security National Life are assumed subject to the terms, limitations and conditions of the insurance policies included in the Reinsured Business and all defenses, counter-claims and off-sets which are or might hereafter become available to Security National Life subsequent to the Effective Date. Security National Life is assuming only those insurance risks and contractual obligations included within the Reinsured Business of Acadian provided for hereunder, and Security National Life is not assuming hereunder any extra-contractual or other liabilities or obligations of Acadian. Security National Life is not assuming and Acadian is not ceding any policy issued to an insured whose death occurred prior to the Effective Date and for which a death claim has been received by Acadian prior to the Effective Date. Security National Life does hereby assume any valid claim of an insured whose death occurred prior to the Effective Date :and for which a death claim was not received by Acadian prior to the Effective Date.

2.  Assignment  by Acadian of Policy  Contracts

     (a) Acadian does hereby, upon the Effective Date of this Agreement, transfer, assign and convey unto Security National Life all of its right, title and interest, as of the Effective Date, in and to the Reinsured Business, including policies which may be lapsed subject to the right of reinstatement and policies in force and in effect as paid up and extended term policies. Such policies have been issued or assumed by Acadian only in the forms set forth on all policy forms on Schedule B, attached hereto.

     (b) On the Effective Date, Acadian agrees to turn over to Security National Life all policy owner service, underwriting and other files now on hand which may be needed by Security National Life in the continuation of the Reinsured Business, and Acadian further agrees to turn over such records and record books as may be necessary for carrying on the Reinsured Business including all such permanent records of Acadian necessary to Security National Life to continue in force and effect the Reinsured Business. It is understood that Acadian is to turn over to Security National Life all life applications in Acadian's possession on risks covered by policies in full force and effect and on which premiums are currently being collected, and all of such other forms which Acadian has been using in the conduct of its insurance business, including life registers, lapse registers, reinsurance reserve sheets and tabulations on the Reinsured Business.

     (c) Effective as of the Effective Date, all premiums on policies of insurance covered by this contract shall be and become the property of Security National Life subject to the restrictions and limitations herein provided and shall be accounted for to Security National Life.

     (d) It is understood and agreed that Acadian is ceding all of the Reinsured Business to Security National Life as of the Effective Date.

From the date of this Agreement until the Effective Date, Acadian shall operate in the ordinary course of business. Notwithstanding the foregoing, Security National Life shall be wholly responsible for any and all risks related to the Reinsured Business following the Effective Date, including any potential or actual decline in the level of or number of insurance policies included within the Reinsured Business.

3. Treatment of Claims. Subject to the provisions of Section 1, above, all claims of every nature and description originating and arising prior to the last day of the month in which the Execution Date occurs of the Coinsurance Agreement under policies included in the Reinsured Business shall be paid and discharged by Acadian. All claims originating and arising on or after the last day of the month in which the Execution Date occurs and relating to the Reinsured Business shall be paid by Security National Life.

4.   Transfer of Assets.

     (a) The Reinsured Business shall be transferred as of the Effective Date to Security National Life, and Acadian shall deliver these assets, which will include the Incurred But Not Reported (IBNR) reserve to cover the liabilities assumed by Security National Life in paragraph #1 above, to Security National Life pursuant to the Coinsurance Agreement and the assets shall become the sole and exclusive property of Security National Life. The reserves applicable to the Reinsured Business and other similar amounts with respect to losses, benefits, claims, and expenses in respect of the Reinsured Business are to be

          (i) determined in accordance with the accounting practices required or permitted by the insurance regulatory authority in the State of Mississippi, consistently applied throughout the specified period and in the comparable period in the immediately preceding year, and generally accepted actuarial assumptions consistently applied,

          (ii) determined in accordance with the benefits specified in the related insurance policies,

          (iii)calculated, established and reflected on a basis consistent with those reserves and other similar amounts and reserving methods followed by Acadian at December 31, 2001, and

          (iv) determined in conformity with the requirements of the insurance laws of the State of Mississippi. The reserves for the Reinsured Business as of the end of the quarter immediately preceding the date of Closing are set forth on Schedule C.

     (b) The assets subject to this Agreement will be such assets as may be identified by Security National Life, all of which shall be admissible assets under statutory accounting principles as applicable in the states of Mississippi and Utah. The assets that are designated to be transferred at statutory values as of the last day-of the quarter immediately preceding Closing date to support the reserves for the Reinsured Business, are set forth on Schedule D. All of the assets shall be transferred to Security National Life free and clear of all liens and encumbrances of any nature, whatsoever.

     (c) On or before the expiration of sixty (60) days following the Effective Date, Acadian shall deliver or cause to be delivered to Security National Life any additional assets as may be necessary to result in final delivery to Security National Life of assets equal to the total reserves applicable to the Reinsured Business as of the Effective Date. Conversely, if the assets delivered by Acadian to Security National Life at Closing exceed the total reserves applicable to the Reinsured Business as of the Effective Date, Security National Life shall return to Acadian assets having a statutory value equal to such excess, on or before the expiration of sixty (60) days following the Effective Date.

5. Consideration for Reinsurance. The consideration for this Agreement on the part of Security National Life is hereby declared to be the assumption by Security National Life of all liabilities and obligations of Acadian pursuant to Section 1 hereof and the administration thereof, and the payment by Security National Life to Acadian of the sum of ten dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged.

6. Closing. The closing of this transaction (the "Closing") shall occur at a time and place specified by Security National Life anytime but not later than nine (9) months subsequent to the Execution Date of the Coinsurance Agreement. In the event Acadian comes under any supervision of a state regulator, applies for or consent in the appointment of, or the taking of possession by, a receiver, custodian, regulator, trustee or liquidator of itself or of all or a substantial part of its assets, makes a general assignment for the benefit of its creditors, commences a voluntary case under the Federal Bankruptcy Code, or files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization or winding up, Acadian shall be deemed to have converted the Coinsurance Agreement to this Agreement one day prior to such insolvency or other actions described in this Section 6.

7.  Indemnity.

     (a) Acadian agrees to hold harmless Security National Life from (i) any claims by any third parties to the ownership or options to acquire the ownership of any of the assets, tangible, intangible, movable or immovable, covered by this Agreement, (ii) any claims to be paid or discharged by Acadian pursuant to Section 3 and (iii) any and all monetary damages, liabilities, fines, fees, penalties, interest obligations, deficiencies, losses, costs, and expenses (including reasonable fees and expenses of attorneys, accountants, actuaries, and other experts) solely related to the Reinsured Business resulting from any breach of Acadian of any representation, warranty, covenant or agreement made by Acadian in this Agreement. The indemnity provisions provided in subsection (iii) of the preceding sentence shall only apply to such claims presented in writing to Acadian on or before one year from the Effective Date. 30.

     (b) Security National Life agrees to hold harmless Acadian from (i) any and all liabilities and obligations with respect to the Reinsured Business which Security National Life has agreed to pay pursuant to this Agreement, provided that Security National Life shall be entitled to assert any defenses at law or in equity that could have been asserted by Acadian, and (ii) any and all monetary damages, liabilities, fines, fees, penalties, interest obligations, deficiencies, losses, costs, and expenses (including reasonable fees and expenses of attorneys, accountants, actuaries, and other experts) solely related to the Reinsured Business resulting from any breach by Security National Life of any representation, warranty, covenant or agreement made by Security National Life in this Agreement. The indemnity provisions provided in subsection (ii) of the preceding sentence shall only apply to such claims presented in writing to Security National Life on or before one year from the Effective Date.

8. Certificates of Assumption. Security National Life agrees to issue to each policyholder reinsured hereunder a Certificate of Assumption in the form attached hereto as Schedule E.

9. Approval by Louisiana Department of Insurance. This Agreement shall be binding on the parties hereto from the date of its execution, and neither party shall have the right to void this Agreement, but it shall not become effective unless and until it has been approved in writing by the commissioner of insurance of the state of Louisiana and the transfer of assets and payment of consideration described in Sections 4 and 5 have occurred.

10. Other Reinsurance Agreements. Acadian hereby represents to Security National Life that there is not presently in force any other reinsurance or coinsurance agreement between Acadian and any other company, except for those reinsurance agreements listed and described on Schedule F attached hereto, nor has Acadian ceded any business to any company through any means whatsoever, except as set forth on Schedule F.

11. Coinsurance Agreement. The parties acknowledge that all of the obligations of Acadian and Security National Life hereunder shall be conditioned upon Regulatory Approval (as defined below) of an automatic Coinsurance Agreement between Security National Life and Acadian. For purposes of this Agreement, the term Regulatory Approval shall mean formal, written approval of such automatic Coinsurance Agreement by the Louisiana Department of Insurance, as well as any other regulatory department, agency or authority having jurisdiction over such transaction, or in lieu of such approval, written confirmation from any such department or agency that no such approval is required.

12.  Arbitration.

     (a) It is the intention of both Security National Life and Acadian that the normal business practices of the insurance industry applicable to reinsurance be used to interpret this Agreement. The companies will act in all things with the highest good faith. All disputes and differences with respect to either party's rights or obligations under this Agreement, on which an amicable understanding cannot be reached are to be decided by arbitration. The arbitrators are empowered to interpret this Agreement and are free to reach their decision from the standpoint of equity and customary reinsurance practices rather than from the strict law.

     (b) Three arbitrators shall be appointed who must be current or former executive officers of life insurance or life reinsurance companies, other than the two parties to this Agreement or their affiliates or subsidiaries, Security National Life will appoint one arbitrator and Acadian the second. These two arbitrators will select a third before arbitration begins. If one of the parties declines to appoint an arbitrator or if the two arbitrators are unable to agree upon the choice of a third, the appointment will be left to the president of the American Council of Life Insurance or its successor organization.

     (c) The arbitration will be held in Jackson, Mississippi. The arbitrators will decide by a majority of votes and from their written decision there shall be no appeal. Each party will pay the fees of its own attorneys and all other expenses connected with the presentation of its case. The other costs of arbitration, including the fees of the arbitrators, will be borne by the losing party unless the arbitrators decide otherwise.

13. Insolvency. In the event of Acadian's insolvency, the reinsurance afforded by this Agreement will be payable by Security National Life on the basis of Acadian's liability under the policies reinsured without diminution because of Acadian's insolvency or because its liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims, subject, however, to the right of Security National Life to offset against such funds due hereunder, any sums that may be payable by Security National Life to said insolvent Acadian, which right of offset is hereby expressly granted by Acadian, in accordance with applicable law. The reinsurance will be payable by Security National Life directly to Acadian, its liquidator, receiver, conservator, or statutory successor except (a) where this Agreement specifically provides another payee of such reinsurance in the event of Acadian's insolvency or (b) where Security National Life, with the consent of the direct insured or insureds, has assumed such policy obligations of Acadian as direct obligations of itself to the payees under such policies in substitution for Acadian's obligation to such payees.

Acadian's liquidator, receiver, conservator, or statutory successor will give written notice of the pendency of a claim against Acadian under the policies reinsured within a reasonable time after such claim is filed in the insolvency Proceeding. During the pendency of such claim, Security National Life may investigate said claim and interpose in the proceeding where the claim is to be adjudicated, at its own expense, any defense that they may deem available to Acadian, its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by Security National Life will be chargeable against Acadian, subject to court approval, as part of the expense of conservation or liquidation to the extent that such proportionate share of the benefit will accrue to Acadian solely as a result of the defense undertaken by Security National Life.

In the event of the insolvency of Security National Life, the liquidator, receiver, or statutory successor of Security National Life will be entitled to a lien against all assets of Security National Life in an amount equal to the reserves and other liabilities of Security National Life applicable to the Reinsured Business, and all reinsurance will be payable directly to the liquidator, receiver, or statutory successor of Security National Life without diminution because of the insolvency of Security National Life.

14.  General Provisions.

     (a) Notices. Any notice or other communication given pursuant to this Agreement must be in writing and (i) delivered personally, (ii) sent by facsimile or other similar facsimile transmission, (iii) delivered by overnight express, or (iv) sent by registered or certified mail, postage prepaid, as follows:

          (A)      If to Acadian:

                   Acadian Life Insurance Company
                   236 Third Street
                   Baton Rouge, Louisiana 70801
                   Attn: Robert E. Dolese, Chairman
                   Facsimile: (225) 7863-6540

          (B)      If to AFG:

                   Acadian Financial Group, Inc.
                   236 Third Street
                   Baton Rouge, Louisiana 70801
                   Attn: Robert E. Dolese, Chairman
                   Facsimile: (225) 7863-6540

          (C)      If to Security National Life:

                   Security National Life Insurance Company
                   5300 South 360 West, Suite 250
                   Salt Lake City, UT 84123
                   Attn: Scott M. Quist, President
                   Facsimile: (801) 265-9882

          (D)      If to Security National Financial:

                   Security National Financial Corporation
                   5300 South 360 West, Suite 250
                   Salt Lake City, UT 84123
                   Attn: Scott M. Quist, President
                   Facsimile: (801) 265-9882

All notices and other communications required or permitted under this Agreement that are addressed as provided in Section 14(a) will

               (a) if delivered personally or by overnight express, be deemed given upon delivery;

               (b) if delivered by facsimile or similar facsimile transmission, be deemed given when electronically confirmed; and

               (c) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

     (b) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matters of this Agreement, and this Agreement, including the schedule attached hereto, contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     (c) Expenses. Except as otherwise expressly provided in this Agreement, each party hereto will pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

     (d)  Confidentiality.

          (i) From the date hereof until the fifth anniversary of the Effective Date, each of Acadian and Security National Life will refrain, and will cause its respective affiliates, officers, directors, employees, agents, and other representatives to refrain, from disclosing to any other person or entity any documents or information concerning the other party hereto acquired by it in connection with this Agreement or the transactions contemplated hereby unless (A) such disclosure is compelled by judicial or administrative process or by other requirements of law (including in connection with obtaining necessary insurance regulatory approvals) and notice of such disclosure is furnished to such other party hereto as promptly as possible so that they may take action to avoid such disclosure; (B) either party hereto deems it necessary (upon advice of such party's legalcounsel) to disclose any such documents or information in connection with the requirements of law; or (C) such documents or information can be shown to have been (1) previously known by the party hereto receiving such documents or information, (2) in the public domain through no fault of such receiving party, or (3) later acquired by such receiving party from other public sources.

          (ii) If this Agreement is terminated and does not become effective, then, for a period of five years after such termination, Security National Life will refrain, and will cause its respective officers, directors, employees, agents, and other representatives to refrain, from disclosing to any other person or entity any documents or information concerning Acadian or the Reinsured Business acquired by Security National Life in connection with this Agreement or the transactions contemplated hereby unless (A) such disclosure is compelled by judicial or administrative process or by other requirements of law and notice of such disclosure is furnished to Acadian as promptly as possible so that they may take action to avoid such disclosure; (B) Security National Life deems it necessary (upon advice of legal counsel to Security National Life) to disclose any such documents or information in connection with the requirements of law; or (C) such documents or information can be shown to have been (1) previously known by Security National Life, (2) in the public domain through no fault of Security National Life, or (3) later acquired by Security National Life from other public sources.

          (iii)If this Agreement is not terminated and does become effective, then for a period of five (5) years following the Effective Date, Acadian will refrain, and will cause its affiliates, officers, directors, employees, agents, and other representatives to refrain, from disclosing, to any person or entity any information regarding the Reinsured Business or the transactions contemplated hereby unless (A) such disclosure is compelled by judicial or administrative process or by other requirements of law and notice of such disclosure is furnished to Security National Life as promptly as possible so that it may take action to avoid such disclosure; (B) Acadian deems it necessary (upon advice of legal counsel to Acadian) to disclose any such documents or information in connection with the requirements of law; or (C) such documents or information can be shown to have been (1) in the public domain through no fault of Acadian Seller, or (2) later acquired by Acadian from other public sources.

          (iv) Acadian and Security National Life hereto acknowledge and agree that (A) a breach of any of the terms or provisions of this Section would cause irreparable damage to the non-breaching party for which adequate remedy at law is not available; and (B) the non-breaching party will be entitled as a matter of right to obtain, without posting any bond whatsoever, an injunction, restraining order, or other equitable relief or restrain any threatened or further breach of this Section, which right will not be exclusive but will be cumulative and in addition to any other rights and remedies available at law or in equity.

          (v) Nothing in this subsection (d) shall prevent any party to this Agreement from cooperating fully with insurance regulatory officials in conducting examinations or otherwise carrying out their regulatory responsibilities as authorized by applicable law.

     (e) Further Assurances. Acadian and Security National Life agree that, from time to time after the Closing, upon the reasonable request of the other, they will cooperate and will cause their respective affiliates to cooperate with each other to effect the orderly transition of the Reinsured Business from Acadian to Security National Life.

     (f) Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other breach or nonfulfillment on a future occasion. All remedies, either under this Agreement, or by law or, otherwise afforded, will be cumulative and not alternative.

     (g) Amendment. This Agreement may be modified or amended only in writing duly executed by all parties.

     (h) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which, when taken together, will constitute one and the same instrument.

     (i) Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Mississippi (without regard to the principles of conflicts of law) applicable to a contract executed and performable in such state.


     (j) Binding Effect. This Agreement is binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns.

     (k) No Assignment. Neither this Agreement nor any right or obligation hereunder or part hereof may be assigned by any party hereto without
          (i) the prior written consent of the other parties hereto (and any attempt to do so will be void), and (ii) the prior approval of the Mississippi Department of Insurance. This paragraph shall not be deemed to prohibit a merger or dissolution of Acadian.

     (l) Due Diligence. All parties to this Agreement hereby acknowledge that they have received from the others all information requested and have had an adequate opportunity to investigate all aspects of this transaction. Each party has done its own due diligence with respect to this transaction, and each has hired and relied upon the advice of its own attorneys, financial advisors, and such other advisors as such party has deemed necessary to evaluate properly all aspects of this transaction. Each party further acknowledges that no representations have been made by any party concerning this transaction, except as specifically set forth herein or in one or more written agreements between the parties.

     (m) Ratification by Holding Companies. AFG and Security National Financial hereby execute this Agreement solely for the purpose of ratifying the actions of their respective subsidiary companies, described herein.

     (n) Invalid Provisions. If any provision of this Agreement is held to be illegal; invalid, or unenforceable under any present or future law, and if the rights or obligations under this Agreement of Acadian and Security National Life will not be materially and adversely affected thereby, (i) such provision will be fully severable; (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and
          (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Reinsurance Agreement to be executed by the respective officers authorized to act in the premises, effective on the Effective Date.

                                 ACADIAN LIFE INSURANCE COMPANY


                                 By:_________________________________
                                 Its: _______________________


                                 SECURITY NATIONAL LIFE INSURANCE COMPANY


                                 By:_________________________________
                                 Its: _______________________


                                 JOINING IN AGREEMENT FOR RATIFICATION
                                 PURPOSES ONLY:

                                 ACADIAN FINANCIAL GROUP, INC.


                                 By:_________________________________
                                 Its: _______________________


                                 SECURITY NATIONAL FINANCIAL CORPORATION



                                 By:_________________________________
                                 Its: _______________________


STATE OF LOUISIANA                 )
                                   )ss:
PARISH OF __________               )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________, 2003, within my jurisdiction, the within named ___________ _____________________, who acknowledged that he is the ___________ of Acadian Life Insurance Company, a Louisiana insurance company, and that for and on behalf of said company and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


_______________________________
Notary Public

STATE OF UTAH                      )
                                   )ss:
COUNTY OF SALT LAKE                )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________, 2003, within my jurisdiction, the within named ___________ _______________________, who acknowledged that he is the ___________ of Security National Life Insurance Company, a Utah insurance company, and that for and on behalf of said company and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


_______________________________
Notary Public


STATE OF LOUISIANA                 )
                                   )ss:
PARISH OF __________               )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________, 2003, within my jurisdiction, the within named ___________ ___________________________, who acknowledged that he is the ___________ of Acadian Financial Group, Inc., a Louisiana corporation, and that for and on behalf of said corporation and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


_______________________________
Notary Public

STATE OF UTAH                      )
                                   )ss:
COUNTY OF SALT LAKE                )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ______________, 2003, within my jurisdiction, the within named ___________ ______________________, who acknowledged that he is the ___________ of Security National Financial Corporation, a Utah corporation, and that for and on behalf of said corporation and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


_______________________________
Notary Public